                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                              --------------------

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 7, 2001

                             TTR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

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

------------------------------------ ---------------------------------- ---------------------------------
             DELAWARE                             0-22055                          11-3223672
------------------------------------ ---------------------------------- ---------------------------------
  (State or Other Jurisdiction of        (Commission File Number)         (IRS Employer Identification
          Incorporation)                                                              No.)
------------------------------------ ---------------------------------- ---------------------------------
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                       2 HANAGAR STREET, KFAR SABA ISRAEL
                    (Address of Principal Executive Offices)

                               011-972-9-766-2393
              (Registrant's Telephone Number, including Area Code)
                               ------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

     TTR Technologies, Inc. (hereinafter, the "Company") announced on October 8, 2001 that its Chief Operating Officer, Emanuel Kronitz, is no longer employed with the Company. The responsibilities formerly undertaken by Mr. Kronitz are being assumed by Marc D. Tokayer, the Company's President, Chief Executive Officer and Chairman of the Company's Board of Directors.

     The Company's press release dated as of October 8, 2001 relating to the subject matter of this report attached hereto as Exhibit 99.1 is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ----------------------------------

(c)      EXHIBITS.
         --------

99.1     Press release dated as of October 8, 2001.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2001                        TTR TECHNOLOGIES, INC.

                                              By: /s/ Marc D. Tokayer
                                                 ----------------------------
                                                 Marc D. Tokayer
                                                 President, Chief Executive
                                                 Officer & Chairman of the Board

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------

99.1              Press release dated as of October 8, 2001.

                                                                    Exhibit 99.1

               TTR ANNOUNCES DEPARTURE OF CHIEF OPERATING OFFICER


NEW YORK, OCTOBER 8, 2001 - TTR TECHNOLOGIES, INC., (NASDAQ NM: TTRE), a leading developer of digital anti-piracy technologies, today announced that as of October 7, 2001, Emanuel Kronitz the company's chief operating officer, is no longer employed by the company. Marc Tokayer, TTR's chief executive officer, will assume Mr. Kronitz's responsibilities in the interim.

Mr. Tokayer commented, "We wish Emanuel success and good fortune in his future endeavors."


ABOUT TTR TECHNOLOGIES, INC.

TTR (HTTP://WWW.TTRTECH.COM) designs, markets and sells proprietary anti-piracy products. The Company has developed and commercialized products for the software and entertainment industries and is expanding its product range and reach through in-house development and joint ventures. TTR has a joint development and marketing agreement for music CD copy protection with Macrovision Corporation (Nasdaq: MVSN). The Company also owns 50% of ComSign Ltd., the exclusive Israeli affiliate of VeriSign, Inc. (Nasdaq: VRSN). TTR's shares are listed on the Berlin Stock Exchange (TEJ) and the Nasdaq National Market (TTRE).

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------------------------------------ ---------------------------------- ---------------------------------
            THE COMPANY                     INVESTOR RELATIONS                       MEDIA
------------------------------------ ---------------------------------- ---------------------------------
         Matthew L. Cohen                      Harriet Fried                       Chenoa Taitt
      Chief Financial Officer            Lippert/Heilshorn& Assoc.           Lippert/Heilshorn& Assoc.
           212-527-7599                       (212) 838-3777                      (212) 838-3777
       MATTHEWC@TTRTECH.COM                   HFRIED@LHAI.COM                     CTAITT@LHAI.COM
       --------------------                   ---------------           ---       ---------------
------------------------------------ ---------------------------------- ---------------------------------
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